NATIONS FUND TRUST
                               NATIONS FUND, INC.
                               MONEY MARKET FUNDS


    Supplement dated September 4, 1997 to Prospectuses dated August 1, 1997


All prospectuses for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust and Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc., are hereby supplemented by the removal of the fourth and fifth sentences of the paragraph under the sub-heading "Variable and Floating-Rate Instruments" in Appendix A.


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                               NATIONS FUND TRUST
                               NATIONS FUND, INC.
                               MONEY MARKET FUNDS
                                INVESTOR A SHARES

    Supplement dated September 4, 1997 to Prospectus dated August 1, 1997


The prospectus for the Investor A Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust and Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc., is hereby supplemented as follows:

1. By the removal of the first full paragraph on page 15 under the heading "How the Funds Are Managed", and the substitution of the following paragraph in its place:

         For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

2. By the removal of the fourth and fifth sentences of the paragraph under the sub-heading "Variable and Floating-Rate Instruments" in Appendix A.